Exhibit 3.1

TRADUCCIÓN PÚBLICA

[El documento es una copia que consta de 49 páginas]

PAGE 589 — FIRST COPY — NOTARIAL DOCUMENT NUMBER: ONE HUNDRED AND NINETY-SIX.

In the city of Buenos Aires, capital of the Argentine Republic, on June 21, 2006, before me, the authorizing Notary, appeared Mr. Aldo Adriano NAVILLI, Argentinian, married, of age, holder of Documento Nacional de Identidad (National Identity Document) No. 10,053,805, with registered legal address at John F. Kennedy número 160 of the city and district of Cañuelas, Province of Buenos Aires, in transit in such province, who appears on behalf, in representation and in his capacity as Chairman of the Board of Directors of the corporation “MOLINO CAÑUELAS SOCIEDAD ANONIMA, COMERCIAL, INDUSTRIAL, FINANCIERA, INMOBILIARIA Y AGROPECUARIA,” certifying its existence and the invoked capacity with the following authorizing documentation: a) Bylaws issued on April 27, 1970, before the Notary of the district of Lobos, province of Buenos Aires, Mr. Carlos Eduardo Gonzalez, on page 326 of Registry No. 7 under his authority, registered with the Public Registry of Commerce on August 7, 1970, under number 1321, page 411, book 2 of Corporate Contracts; b) Notarized Amendment and Adaptation of the Bylaws to Law 19,550, issued on February 23, 1981, before the Notary of the district of Cañuelas, province of Buenos Aires, Norma Sanseau, on page 159 of Registry No. 5 under her jurisdiction and additional notarial document dated June 14, 1982, issued before the Notary of this city, Mr. Luis Horacio Clementi, on page 116 of Registry No. 563 under his jurisdiction, which were jointly registered with the Provincial Department of Legal Persons on October 29, 1982, in Register No. 5826; c) Notarized Corporate Merger Agreement executed on November 25, 1997, before me, on page 1284 of this same Registry under my authority, to which I refer, registered with the Provincial Department of Legal Persons on October 14, 1999, in Register No. 5826 of Corporations, file number 8/11978; d) Increase in Capital Stock and Amendment of Bylaws notarized on November 10, 1999, before me, on page 1403 of this same Registry under my authority, to which I refer, registered with the Provincial Department of Legal Persons on February 29, 2000, in Register No. 5826 of Corporations, file number 10/11978; e) Notarized Amendment of Bylaws issued on August 2, 2000, before me, on page 845 of this same Registry under my authority to which I refer, registered with the Provincial Department of Legal Persons on August 31, 2000, in Register No. 5826 of Corporations, file No. 13/11978; f) Notarized Merger Agreement issued on February 15, 2001, before me, on page 144 of this same Registry under my authority, to which I refer, registered with the Provincial Department of Legal Persons on May 13, 2003, in Register No. 5826 of Corporations, file No. 15/11978; g) Notarized Merger Agreement issued on November 20, 2002, before me, on page 1382 of this same Registry under my authority to which I refer, registered with the Provincial Department of Legal Persons on February 4, 2004, in Register No. 5826 of Corporations, file No. 17/11978; h) With the Minutes of Shareholders’ Meeting No. 61 held on April 20, 2006, in which the members of the current Board of Directors were elected and their positions were distributed, and the appearing party was granted the invoked capacity. I have had the original copies of the abovementioned documentation before me and authenticated copies of such documentation have been attached hereto, those mentioned in subsections a) and b) on page 1382, notarial record of the year 2002, of this same Registry under my authority, to which I refer, those mentioned in subsections c), d), e), f) and g) to which I refer and the one mentioned in subsection h) which I have added to this document. After confirming the effectiveness of the invoked and certified mandate, the appearing party subsequently STATED: that he submits the following minutes to the authorizing notary for their TRANSCRIPTION and INCLUSION: a) Minutes of the Board of Directors’ Meeting number 848 held on May 15, 2006, recorded on page 106 of the book of Minutes of the Board of Directors’ Meeting number 4 of the corporation, signed by the Provincial Department of Legal Persons on March 4, 1997, in Register No. 5826, file No. 11978; b) Minutes of Special Shareholders’ Meeting No. 62 held on May 30, 2006, recorded on pages 143 to 155 of the book of Minutes of Shareholders’ Meetings number 2 of the corporation, signed by the Provincial Registry of Legal Persons on April 24, 1980, in Register No. 5826; and c) Attendance Sheet of the Special Shareholders’ Meeting held on May 30, 2006, recorded on page 82 of the Share Ledger and Shareholders’ Meeting Attendance Record book number one of the corporation, signed at the Magistrate’s Court, of the city and district of Cañuelas, in the province of Buenos Aires, on May 21, 1971; the originals of which I have before me and which are fully transcribed in order and state the following: “MINUTES OF BOARD OF DIRECTORS’ MEETING No. 848. In the city of Cañuelas, province of Buenos Aires, on May 15, 2006, at 9:00 a.m., a meeting was held by the undersigned members of the Board of Directors of “MOLINO CAÑUELAS S.A.C.I.F.I.A.,” which was chaired by its chairman Mr. Aldo Adriano Navilli. Also present was the Regular Statutory Auditor, Dr. Marcelo Oscar Scherrer. The Chairman stated that the purpose of the meeting was to discuss the need to amend the corporate purpose, in reference to the granting of guarantees to third parties and the possibility of investigating, developing, producing and making liquid fuels, biofuels in any of their forms, as well as to evaluate the amendment of the Corporation’s bylaws in effect. Once this matter was submitted for consideration and following a brief exchange of opinions, the meeting attendees unanimously decided to call a Shareholders’ Meeting to consider the amendment of the corporate purpose and of the bylaws of Molino Cañuelas S.A.C.I.F.I.A. Furthermore, Mr. Aldo Adriano Navilli proposed that the publication of the meeting notices be dispensed with, since all of the Shareholders were present, entirely in accordance with the provisions of the last paragraph of Section 237 of Law 19550. Following a brief deliberation, those present unanimously resolved to call a Special General Shareholders’ Meeting for May 30, 2006, at 9:00 a.m. at the head office located at J. F. Kennedy N° 160, Cañuelas, Province of Buenos Aires, in order to consider the following Agenda: a) Designation of two (2) Shareholders to sign the Minutes of the Shareholders’ Meeting. 2) Consideration of the change in the corporate purpose. Amendment of Section three of the corporate bylaws. 3) Amendment of the corporate bylaws. 4) Authorization to conduct all of the procedures required to register the approved amendments with the Public Registry of Commerce. NOTE: “Please note the legal and statutory provisions related to the deposit of shares for attendance at the Shareholders’ Meeting and its establishment on second notice.” THE BOARD OF DIRECTORS. Aldo Adriano Navilli. Chairman. There being no further business, the meeting was adjourned at 10:00 a.m., once these minutes were read and ratified by all those present. (There are eight illegible signatures).” MINUTES OF SPECIAL SHAREHOLDERS’ MEETING No. 62. In the city of Cañuelas, province of Buenos Aires, on May 30, 2006, at 9:00 a.m., a Special General Meeting was held of the Shareholders of “MOLINO CAÑUELAS S.A.C.I.F.I.A.,” a list of which is provided on page No. 82 of the Share Ledger and Shareholders’ Meeting Attendance Record Book No. 1, to consider the Agenda indicated in the meeting notice, which was provided to the shareholders in due time. The Chairman of the Board of Directors, Mr. Aldo Adriano Navilli stated that, since four (4) shareholders holding the 12,000,000 shares representing 100% of the capital were present, the Shareholders’ Meeting was declared validly constituted as a unanimous meeting under the terms of Section 237 of Law No. 19,550. The meeting attendees subsequently proceeded to consider the first item on the Agenda, which states: “1) Designation of two (2) Shareholders to sign the Shareholders’ Meeting Minutes.” Shareholder Mr. Adriano Carlos Navilli addressed those present and motioned for the minutes to be signed jointly with the Chairman by Mr. Ricardo Alberto Navilli and Carlos Adriano Navilli and this motion was unanimously approved. The second item on the Agenda was subsequently considered: “2) Consideration of the change in the corporate purpose. Amendment of Section three of the corporate bylaws.” The Chairman continued to address those present and emphasized the convenience of changing the corporate purpose, in reference to the granting of guarantees to third parties in order to adapt it to the Corporation’s needs, as well as adding to the corporate purpose the possibility of investigating, developing, producing and making liquid fuels, biofuels in any of their forms. As a result, he proposed that such Section three of the bylaws be amended as follows: “SECTION THREE: The purpose of the Corporation is to perform the following operations, on its own or on behalf of or in association with third parties, in any part of the Republic or abroad: A) Commercial: the purchase and sale, export, import, representation, consignment of everything related to grains, cereals, fodder, oilseeds, seeds, flour, their by-products and derivatives. Receiving and granting concessions in relation to the abovementioned operations. B) Industrial: production and transformation of grains, fodder, seeds and oilseeds, their by-products and derivatives; manufacturing of all kinds of noodles and pasta and production of food byproducts of wheat, rye, corn and soybean cereals, flour and meal; investigation, development, production and preparation of liquid fuel, biofuel in any of its forms by the production and transformation of grains, cereals, fodder, oilseed, seeds and their byproducts, purchase, sale, marketing and resale, distribution, supply and provision of storage services for liquid fuel, bulk hydrocarbons and biofuels. C) Financial: The corporation may finance its own operations, with the exclusion of the operations under the Financial Entities Law (Law 21,526). For such purpose, it may enter into contracts, within the country and abroad, with Banks or Institutions, official or otherwise, companies of any nature and individuals, acting on its own or through third parties in banking operations of any nature; issue debentures, establish, accept, transfer and cancel civil or commercial and agricultural pledges. It may guarantee and/or secure obligations of third parties, whether they be physical or legal persons, with the prior express approval of the Board of Directors. In addition, the company may participate in the establishment and/or organization of other corporations, by subscribing contributions, assignment, merger and any other legal method. D) Real Estate: By the purchase and sale, financing, establishment of encumbrances, operation, renting or leasing of personal property, including the operations included in the Ley de Propiedad Horizontal (Commonhold Property

Law); purchase, subdivision, division, urbanization and purchase and sale of lands; and acting as representatives for sales and purchases, as well as the management and use of property. E) Agriculture and livestock farming: Operation of rural, livestock farming, agricultural, fruit farming and forestry establishments, owned by the corporation or third parties, and establishments for breeding, cattle weight growth during the winter, crossbreeding, sale, crossbreeding of cattle and ranching of any kind, farming in cabins, farms, dairy farms, ranches, forests, vegetation and the purchase and sale, exchange, leasing, storage, consignment and any other kind of operations related to such goods or products. F) Transportation: Operation of transportation services for goods and loading by automobiles, on its own or for third parties, within the entire territory of the Republic and abroad. G) Construction: Construction, extension or repair of its own buildings or those of third parties and the performance of all kinds of engineering works. H) Port: Loading and unloading of goods from ships and barges, such as bulk liquids and solids, storage, receipt, stacking and shipping of primary and manufactured products of forest, animal and mineral origin. Natural and packaged fruit and vegetable products and manufactured industrial products, as well as goods packaged in big bag type packages, pallets, containers or other kinds of packaging, either from domestic or international freights; stacking with or without containers, slinging, regular and fiscal storage, for import and export; crane services; towing, pilotage, piloting and other supplementary services performed by port terminals, and all related activities for such purpose. I) Performance of any other activity not mentioned in the foregoing items, but that is related to them. For such purpose, the corporation has full legal capacity to acquire rights, assume obligations and perform actions that are not prohibited by law or these bylaws.” The proposal was voted on and unanimously approved. The following third item on the agenda was subsequently considered: “3) Amendment of the corporate bylaws,” by virtue of the proposed change approved by this shareholders’ meeting, and for greater practicality, the shareholders unanimously approved to proceed with the amendment of the corporate bylaws, which shall state the following: Section One: Under the name “Molino Cañuelas Sociedad Anónima, Comercial, Industrial, Financiera, Inmobiliaria y Agropecuaria” a Corporation is hereby established, with legal registered address in the city of Cañuelas, which may establish branches, representations and special addresses in any part of the country or abroad. Section Two: The term of duration of the company is 99 (ninety-nine) years, as of its registration with the Public Registry of Commerce. Section Three: The purpose of the Corporation is to perform the following operations, on its own or on behalf of or in association with third parties, in any part of the Republic or abroad: A) Commercial: the purchase and sale, export, import, representation, consignment of everything related to grains, cereals, fodder, oilseeds, seeds, flour, their by-products and derivatives. Receiving and granting concessions in relation to the abovementioned operations. B) Industrial: production and transformation of grains, fodder, seeds and oilseeds, their by-products and derivatives; manufacturing of all kinds of noodles and pasta and production of food byproducts of wheat, rye, corn and soybean cereals, flour and meal; investigation, development, production and preparation of liquid fuel, biofuel in any of its forms by the production and transformation of grains, cereals, fodder, oilseed, seeds and their byproducts, purchase, sale, marketing and resale, distribution, supply and provision of storage services for liquid fuel, bulk hydrocarbons and biofuels. C) Financial: The corporation may finance its own operations, with the exclusion of the operations under the Financial Entities Law (Law 21,526). For such purpose, it may enter into contracts, within the country and abroad, with Banks or Institutions, official or otherwise, companies of any nature and individuals, acting on its own or through third parties in banking operations of any nature; issue debentures, establish, accept, transfer and cancel civil or commercial and agricultural pledges. It may guarantee and/or secure obligations of third parties, whether they be physical or legal persons, with the prior express approval of the Board of Directors. In addition, the company may participate in the establishment and/or organization of other corporations, by subscribing contributions, assignment, merger and any other legal method. D) Real Estate: By the purchase and sale, financing, establishment of encumbrances, operation, renting or leasing of personal property, including the operations included in the Ley de Propiedad Horizontal (Commonhold Property Law); purchase, subdivision, division, urbanization and purchase and sale of lands; and acting as representatives for sales and purchases, as well as the management and use of property. E) Agriculture and livestock farming: Operation of rural, livestock farming, agricultural, fruit farming and forestry establishments, owned by the corporation or third parties, and establishments for breeding, cattle weight growth during the winter, crossbreeding, sale, crossbreeding of cattle and ranching of any kind, farming in cabins, farms, dairy farms, ranches, forests, vegetation and the purchase and sale, exchange, leasing, storage, consignment and any other kind of operations related to such goods or products. F) Transportation: Operation of transportation services for goods and loading by automobiles, on its own or for third parties, within the entire territory of the Republic and abroad. G) Construction: Construction, extension or repair of its own buildings or those of third parties and the performance of all kinds of engineering works. H) Port: Loading and unloading of goods from ships and barges, such as bulk liquids and solids, storage, receipt, stacking and shipping of primary and manufactured products of forest, animal and mineral origin. Natural and packaged fruit and vegetable products and manufactured industrial products, as well as goods packaged in big bag type packages, pallets, containers or other kinds of packaging, either from domestic or international freights; stacking with or without containers, slinging, regular and fiscal storage, for import and export; crane services; towing, pilotage, piloting and other supplementary services performed by port terminals, and all related activities for such purpose. I) Performance of any other activity not mentioned in the foregoing items, but that is related to them. For such purpose, the corporation has full legal capacity to acquire rights, assume obligations and perform actions that are not prohibited by law or these bylaws. Section Four: The capital stock is TWELVE MILLION PESOS, represented by 12,000,000 non-transferable, registered common shares, of a nominal value of one peso each, with the right to one vote per share. The capital may be increased by decision of the Regular Shareholders Meeting up to five times its amount and such Meeting may delegate the issue, method and terms of payment to the respective Board of Directors. Section Five: The shares issued in the future may be non-transferable, registered and/or registered transferable or bearer shares (to the extent authorized by applicable law), common or preferred. The latter may grant the right to a fixed, preferential dividend, of a cumulative nature or otherwise, pursuant to the issue conditions. They may also grant an additional share of the realized net profits, and priority in the reimbursement of capital in the event of the corporation’s liquidation. Preferred shares shall not grant voting rights, except in the cases allowed by Law 19,550. Section Six: In the case of the co-ownership of the corporation’s shares, unified representation shall be required to exercise corporate rights and meet corporate obligations. Until this occurs and provided that the co-

owners have been duly notified that they must comply with the required unification and this has not been performed within a term of 10 (ten) days following such notification, the co-owners may not exercise their rights. Section Seven: Common and preferred shares grant their holders preferential rights to the subscription of new shares of the same class and the right to increase in the proportion of their holdings within 30 (thirty) days pursuant to related applicable legal provisions. When necessary and/or convenient, a Special Shareholders’ Meeting may determine the public offering of shares and their public listing in stock markets and markets, in which case all of the formalities required for such purpose must be completed. Section Eight: Total or partial redemption of paid-in shares is authorized, which must be performed with net realized profits, following a resolution by the Shareholders’ Meeting establishing the fair price and ensuring shareholder equality. Section Nine: Securities representing shares and provisional certificates shall contain the indications established by Sections 211 and 212 of Law 19,550. Securities representing more than one share may be issued. Section Ten: In the event of a delay in the paying in of capital, the rights granted by the respective shares shall automatically expire, in which case the penalty shall become effective following a request that they be paid in within a term of 30 (thirty) calendar days, with the loss of the paid amounts. Notwithstanding the above, the corporation may choose to demand compliance with the subscription agreement. Section Eleven: Management and administration of the corporation shall be conducted by the Board of Directors, composed of the number of members established by the Shareholders’ Meeting, with a minimum of 3 (three) and a maximum of 12 (twelve) regular members. The Shareholders’ Meeting may designate and equal or lesser number of alternate directors, for the same term as the regular directors, which shall be included in the Board of Directors by order of their designation. Such designation shall be mandatory during the periods in which there is no statutory auditor. The duration of the directors’ term of office shall be 1 (one) fiscal year, and they may be elected indefinitely. However, they must remain in their position until they are replaced. In the first meeting of the Board of Directors, following the election of its members, the meeting shall designate the Chairperson and Deputy Chairperson, if applicable. The latter shall replace the former in the event of his/her absence or impediment, whether temporary or permanent. Section Twelve: The Board of Directors has full powers to direct and manage the corporation, for the fulfillment of its purpose. It may, therefore, execute on behalf of the corporation all kinds of instruments and agreements that are not manifestly unrelated to the corporate purpose, including those for which the law requires a special power of attorney as established in Sections 1,881 of the Civil Code and 9 of Executive Order-Law No. 5965/93, acquire, encumber and transfer real estate, operate with Banco de la Nación Argentina, Banco de la Provincia de Buenos Aires, Banco Hipotecario Nacional and other official, public private and private credit institutions, grant legal powers of attorney, including to file criminal or extrajudicial proceedings for the purpose and to the extent deemed convenient against one or more persons. The legal representation of the corporation and the use of the corporation’s signature shall be conducted by the Chairperson of the Board of Directors and, in the event of his/her absence, by the Deputy Chairperson, without requiring the certification of such circumstances before third parties. Section Thirteen: The Board of Directors shall meet at least once every 3 (three) months. It shall operate with the presence of the absolute majority of its members and shall issue resolutions by a majority of the votes present. In the event of a tie, the Chairperson or whoever may replace him/her shall have the casting vote. Its meetings shall be transcribed in the book of minutes to be kept for such purpose. It shall receive remuneration for its functions as determined by the Shareholders’ Meeting. Section Fourteen: Each of the Directors must provide as a guarantee for their management, an amount of $500 (five hundred pesos) in cash or in government bonds. This guarantee shall be deposited in the shareholders’ equity account and must be returned within 30 (thirty) calendar days as of the date on which the outgoing Board of Directors has been released from any liability. No interest or update shall be generated or performed until the expiration of such term. Section Fifteen: The corporation shall be audited by a regular statutory auditor, designated by the Shareholders’ Assembly for a term of 1 (one) year, who may be indefinitely reelected. The Shareholders’ Meeting must elect an equal number of alternate statutory auditors for the same term. Section Sixteen: A Regular Shareholders’ Meeting must be called annually for the purposes established by law, within four months of the end of the fiscal year. Furthermore, a Shareholders’ Meeting must be called when deemed convenient by the Board of Directors or Statutory Auditor, at the request of shareholders representing at least 5% (five percent) of the capital stock. Section Seventeen: Shareholders’ Meetings shall be called by publications in the Official Bulletin, for 5 (five) days, at least 10 (ten) days and up to 30 (thirty) days in advance. Notwithstanding the above, they may be held without providing notice when a meeting is held by the shareholders representing all of the capital stock and the decisions are made by unanimity of the shares granting voting rights. Section Eighteen: All Shareholders’ Meetings shall be simultaneously called to be held on first and second notice, in which case the Shareholders’ Meeting on second notice shall be held on the same day, one hour after the time established for the first. Shareholders may be represented at the Shareholders’ Meetings by a mandate issued in a private instrument and with their signature certified by a legal, notarial or banking authority. Regular Shareholders’ Meetings shall be duly established on first notice with the presence of shareholders representing the majority of the shares with voting rights (Section 243, Law 19,550). On second notice, they shall be established regardless of the number of such shares present. Special Shareholders’ Meetings shall be held on first notice with the presence of shareholders representing 60% (sixty percent) of the shares with voting rights, and on second notice with 30% (thirty percent) of the shares with voting rights. In both cases, resolutions shall be issued by an absolute majority of the votes present (Sections 243 and 244, Law 19,550). Shareholders’ Meetings shall be chaired by the Chairperson of the Board of Directors or whoever may replace him/her. Section Nineteen: The fiscal year shall end on November 30 of each year, as of which date the accounting statements must be prepared pursuant to applicable regulations. Net realized profits shall be allocated as follows: a) at least 5% (five percent), up to 20% (twenty percent) of the subscribed capital, to the legal reserve fund; b) to the remuneration of the members of the Board of Directors. Its amount may not exceed 25% (twenty-five percent) of the profit for the fiscal year. It shall be limited to 5% of such profit when no dividends are distributed to shareholders and shall be increased in proportion to such distribution, up to the maximum limit when the total profit is distributed. When the use of special or technical-administrative committees by one of the directors results, due to limited profits, in the need to exceed the established percentage, such excess remuneration shall only be provided if they are expressly approved by the Shareholders’ Meeting, for which purpose such matter must be included as one of the items on its agenda; c) to the remuneration of statutory auditors, which shall be established by the Regular Shareholders’ Meeting; d) to dividends on preferred shares with priority to unpaid cumulative dividends; e) the balance, totally or partially, to the additional dividends on preferred shares and to dividends on common shares or to statutory or optional reserve funds, provided that they are reasonable and consistent with prudent management criteria, or as ultimately determined by the Shareholders’ Meeting. The dividends shall be paid in proportion to the respective paid-in shares within a year of their establishment and shall expire to the corporation’s benefit, 3 (three) years as of the date on which they were first made available to the shareholders. Section Twenty: In the event of dissolution of the corporation, its liquidation shall be performed by the Board of Directors under the supervision of the Statutory Auditors. Once the liabilities have been settled and the capital with preferential rights, as they may have been established, has been returned, the remainder shall be distributed among the shareholders in proportion to their share in the profit. The following fourth item on the Agenda was subsequently discussed: “4) Authorization to conduct all of the procedures required to register the approved amendments with the Public Registry of Commerce.” Following a brief exchange of opinions, the meeting attendees decided to authorize Roberto Garibaldi, Silvina Beatriz Diez Mori and Zulema Noemí Seghetti, to perform any actions and procedures required to achieve Administrative compliance and register these instruments related to the change in the corporate purpose and the amendment of the Corporate Bylaws with the Public Registry of Commerce with the broadest powers, including the power to accept and propose amendments to the texts involved and subscribe on behalf and in representation of the Corporation any required documents, amendments or clarifications and to file the appeals established by Section 169 of Law 19,550, if appropriate. There being no further business, the meeting was adjourned at 11:00 a.m., once these minutes were read and ratified. (There are three illegible signatures).” “SPECIAL GENERAL SHAREHOLDERS’ MEETING HELD ON MAY 30, 2006. ORDER NUMBER . . . DATE . . . YEAR, 2006, DAY-MONTH . . . SHAREHOLDER (full name) . . . REPRESENTATIVE (full name) . . . NUMBER OF SHARES OR CERTIFICATES . . . NUMBERS OF SECURITIES OR CERTIFICATES . . . CAPITAL $ . . . NUMBER OF VOTES, Tenth (Section 350 C.C.), Two tenths herein . . . SIGNATURES. 1 . . . 05-24 . . . RICARDO ALBERTO NAVILLI . . . on his own behalf . . . 3,000,000 . . . Securities No. 25 to 48 . . . 3,000,000 . . . 3,000,000 (illegible signatures). 2. . . . 05-24 . . . ALDO ADRIANO NAVILLI . . . on his own behalf . . . 3,000,000 . . . Securities No. 1 to 24 . . . 3,000,000 . . . 3,000,000 (illegible signatures). 3. . . . 05-24 . . . ADRIANO CARLOS NAVILLI . . . on his own behalf . . . 3,000,000 . . . Securities No. 49 to 72 . . . 3,000,000 . . . 3,000,000 (illegible signatures), 4. . . . 05-24 . . . CARLOS ADRIANO NAVILLI . . . on his own behalf . . . 3,000,000 . . . Securities No. 73 to 96 . . . 3,000,000 . . . 3,000,000 (illegible signatures). 12,000,000 . . . 12,000,000 . . . 12,000,000. This record was closed on May 24, 2006 at 9:00 a.m. (illegible signature and stamp that reads:) Molino Cañuelas S.A.C.I.F.I.A., Aldo A. Navilli, Chairman of the Board of Directors. This Attendance Record and Share Ledger was closed on May 30, 2006, at 9:00 a.m., with the presence of four (4) shareholders, all on their own behalf, representing a capital of $12,000,000 (twelve million Argentine pesos and 00/100) granting the right to 12,000,000 votes under Law 19,550 and its amendments on corporations. The Shareholders’ Meeting was held without the presence of the Auditor of Legal Persons. Cañuelas, May 30, 2006. (illegible signature and stamp that reads:) Molino Cañuelas S.A.C.I.F.I.A., Aldo A. Navilli, Chairman of the Board of Directors.” The appearing party subsequently stated the following: a) In compliance with the resolution issued by the Board of Directors he represents, he hereby submits for notarization the AMENDMENT OF SECTION

THREE and the AMENDMENT OF THE CORPORATE BYLAWS. b) He requested that the first copy hereof be issued for the corporation. Once it was READ by the authorizing notary at the appearing party’s request, it was RATIFIED by the latter and signed before me, I attest. A .A. NAVILLI. This is my signature and stamp, María Ofelia Romero Frigerio. Notary. IT IS A TRUE COPY of the original document, which I have had before me, transcribed on page 589 of Registry 1143 under my authority, I attest. I hereby issued the FIRST COPY for the CORPORATION on eleven Notarial Record pages, correlatively numbered from number N 006363669 to this page, inclusive, all of which have been signed and stamped by me in the city of Buenos Aires, on June 21, 2006.

[illegible signature and stamp:] MARÍA OFELIA ROMERO FRIGERIO. NOTARY. LICENSE NO: 2378.

[The following information appears on the upper margin of pages 1, 3, 5, 7, 9, 11, 13, 15, 17, 19 and 21 of the original document:]

ASSOCIATION OF NOTARIES. [logo] CITY OF BUENOS AIRES. FEDERAL CAPITAL. ARGENTINE REPUBLIC.

NOTARIAL DOCUMENT. LAW 404. [emblem]

[illegible signature and stamp:] PABLO I. MENDEZ HUERGO. NOTARY. LIC. No. 2622.

[illegible signature and stamp:] MARÍA OFELIA ROMERO FRIGERIO. NOTARY. LICENSE NO: 2378.

[stamp:] PROVINCIAL DEPARTMENT OF LEGAL PERSONS. [page number]

[The following information appears on the upper margin of pages 2, 4, 6, 8, 10, 12, 14, 16, 18, 20 and 22 of the original document:]

[emblem] ASSOCIATION OF NOTARIES. [logo] CITY OF BUENOS AIRES. FEDERAL CAPITAL. ARGENTINE REPUBLIC.

[The pages of the original document are consecutively numbered from N 006363669 to N 006363679.]

[The following stickers appear on the left-hand margin of the first page of the original document:]

CECBA (Association of Notaries of the City of Buenos Aires). LAW 404. GCBA (Government of the city of Buenos Aires. LEGALIZATION. 0606222474[illegible]4. [barcode] $20.00. 06/22/2006. 1:06:05 p.m.

CECBA (Association of Notaries of the City of Buenos Aires). LAW 404. GCBA (Government of the city of Buenos Aires. LEGALIZATION. 160914 404874. [barcode] 09/14/2006. 2:35:47 p.m.

APOSTILLE. 070215053753. [barcode] $39.00. 02/15/2006. 1:22:49 p.m.

[There is a partially-legible stamp on all of the pages of the original document.]

ASSOCIATION OF NOTARIES. [logo] CITY OF BUENOS AIRES. FEDERAL CAPITAL. ARGENTINE REPUBLIC.

LEGALIZATION. LAW 404. [emblem]

L 007070749

[illegible signature and stamp:] PABLO I. MENDEZ HUERGO. NOTARY. LIC. No. 2622.

[illegible stamp and page number]

THE ASSOCIATION OF NOTARIES of the city of Buenos Aires, Federal Capital of the Argentine Republic, by virtue of the powers granted by applicable law, hereby LEGALIZES the signature and stamp of notary MARÍA OFELIA

ROMERO FRIGERIO appearing on the attached document, submitted on this date under number 060622247404/A. No judgment is issued by this legalization regarding the content and form of the document.

Buenos Aires, Thursday, June 22, 2006

[illegible signature and stamp:] NOTARY ALBA ROSA MUÑIZ DE LEON. ASSOCIATION OF NOTARIES. BOARD MEMBER.

[stamp:] ASSOCIATION OF NOTARIES. [emblem] LEGALIZATION. CITY OF BUENOS AIRES. FEDERAL CAPITAL. ARGENTINE REPUBLIC.

[There are two partially-legible stamps on the left-hand margin of the original document.:]

[The following information appears on the back of the original document:]

[stamp:] Provincial Department of Legal Persons. Corresponds to Registration Page No. 9425. La Plata. 07/19/2006.

[stamp:] THE SOLE EFFECT OF THIS LEGALIZATION IS TO AUTHENTICATE THE SIGNATURE AND CAPACITY OF THE ISSUER, WITHOUT ISSUING A JUDGMENT ON THE CONTENT OF THE DOCUMENT.

[stamp:] PATRICIA LAURA BEAUCHE. Head of the Registration Division. Provincial Department of Legal Persons.

[illegible signature and stamp:] [illegible] [emblem] Province of Buenos Aires. [illegible]

[There are four partially-legible stamps.]

[stamp:] General Department of Consular Affairs. Unit of Coordination of Legalizations. AUTHORIZED. The Unit of Coordination of Legalizations of the Ministry of Foreign Relations, International Trade and Worship hereby certifies that the signature appearing on this document and stating Alba R. MUÑIZ de LEON is similar to the one appearing in its records.

[stamp:] MINISTRY OF FOREIGN RELATIONS, INTERNATIONAL TRADE AND WORSHIP. UNIT OF COORDINATION OF LEGALIZATIONS. [emblem]

Order No. 148901

Fee: 7.9.5

Amount: FREE OF CHARGE

Date: Sept. 6, 2006

SIGNATURE: [illegible signature and stamp:] ROBERTO DANIEL PEREZ. Unit of Coordination of Legalizations. Ministry of Foreign Relations, International Trade and Worship.

[stamp:] AGREEMENT BETWEEN ARGENTINA AND BRAZIL ON THE SIMPLIFICATION OF LEGALIZATIONS OF PUBLIC DOCUMENTS.

[There are two partially-visible stamps on the right-hand margin of the original document.]

[The following information appears on the back of the original document:]

[illegible signature and stamp:] PABLO I. MENDEZ HUERGO. NOTARY. LIC. No. 2622

[emblem] ARGENTINE REPUBLIC

APOSTILLE

(Convention de La Haye

du 5 octobre 1961)

[logo:] FEDERAL COUNCIL

OF ARGENTINE NOTARIES

A 00104388

1. Country: ARGENTINE REPUBLIC

This public document

2. has been signed by ALBA ROSA MUÑIZ DE LEON

3. acting in the capacity of BOARD MEMBER

4. bears the seal/stamp of the ASSOCIATION OF NOTARIES OF THE CITY OF BUENOS AIRES

Certified

5. at THE CITY OF BUENOS AIRES 6. the 02/15/2007

7. by the ASSOCIATION OF NOTARIES OF THE CITY OF BUENOS AIRES

MINISTRY OF FOREIGN RELATIONS, INTERNATIONAL TRADE AND WORSHIP (Agreement dated 09/02/2003)

8. No.: 070215053753

9. Seal/Stamp: [stamp:] ASSOCIATION OF NOTARIES. [emblem] APOSTILLE. FEDERAL CAPITAL. ARGENTINE REPUBLIC.

10. Signature [illegible signature and stamp:] NOTARY DIEGO M. MARTI. ASSOCIATION OF NOTARIES. BOARD MEMBER

[illegible signature and stamp:] PABLO I. MENDEZ HUERGO. NOTARY. LIC. No. 2622

[There is a partially-legible stamp on the left-hand margin of the original document.]

[logo:] Ministry of Justice. Government of the Province of Buenos Aires

Provincial Department of Legal Persons

[illegible signature and stamp:] PABLO I. MENDEZ HUERGO. NOTARY. LIC. No. 2622

Registration Page No. 9425

File: EXP - 21209 — 17467 / 5 / 27

Folder: 11978

Register: 5826

Name of Entity: MOLINO CAÑUELAS SOCIEDAD ANONIMA, COMERCIAL, INDUSTRIAL, FINANCIERA, INMOBILIARIA Y AGROPECUARIA

Registered Address: CATAMARCA AND SALTA. No.: 0

Floor: [blank]. Apartment: [blank] Medium: [blank] P.C.: [blank]

District: CAÑUELAS. Division: CAÑUELAS

Procedures:

26               COMMERCIAL AMENDMENT

134             CONSOLIDATED TEXT

Instruments:

CONSOLIDATED TEXT — REFORM: DOC. No. 196 DATED 06/21/2006 BEFORE NOTARY MARIA OFELIA ROMERO FRIGERIO.

Resolution of the DPPJ (Provincial Department of Legal Persons): 5099. Date: 07/17/2006

Registration Date: 07/19/2006

[illegible signature and stamp:] PATRICIA LAURA BEAUCHE. Head of the Registration Division. Provincial Department of Legal Persons.

[stamp:] PROVINCIAL DEPARTMENT OF LEGAL PERSONS. Province of Buenos Aires. [emblem]

Signature and stamp of authority

[barcode]

Date: 07/19/2006

[watermark:] DPPJ

[The following information appears on the back of the original document:]

[stamp:] CABINET OFFICE. [emblem] PROVINCE OF BUENOS AIRES

[There is a partially-legible stamp on the right-hand margin.]

CABINET OFFICE. [emblem] Buenos Aires. THE PROVINCE

[illegible signature and stamp:] PABLO I. MENDEZ HUERGO. NOTARY. LIC. No. 2622

LA PLATA, JUL. 20, 2011

I HEREBY CERTIFY that the foregoing signature belonging to Patricia Laura Beauche is authentic, as it is consistent with the one appearing in the respective Registry of this Department.

ADMINISTRATIVE TECHNICAL DIVISION

SECRETARY’S OFFICE AND NOTARIZATION DEPARTMENT

LEGALIZATIONS

[illegible signature and stamp:] PATRICIA NOSEDA. Authorized Signature. Resolution No. 1097/09

[stamp:] CABINET OFFICE. [emblem] PROVINCE OF BUENOS AIRES

[There is a partially-legible stamp on the left-hand margin.]

[stamp:] MINISTRY OF INTERIOR. [emblem] ARGENTINE REPUBLIC. The Ministry of Interior hereby certifies that the signature that appears on this document and states: P. Noseda is similar to the one that appears in our records. JUL. 25, 2011. Buenos Aires.

[illegible signature and stamp:] LETIERI MARIANA. MINISTRY OF INTERIOR

[There are two partially-legible signatures on the back of the original document.]

SERIES A 3794943

[emblem] ARGENTINE REPUBLIC. MINISTRY OF FOREIGN RELATIONS, INTERNATIONAL TRADE AND WORSHIP

[illegible signature and stamp:] PABLO I. MENDEZ HUERGO. NOTARY. LIC. No. 2622

General Department of Consular Affairs. Unit of Coordination of Legalizations

AUTHORIZED

The Unit of Coordination of Legalizations of the Ministry of Foreign Relations, International Trade and Worship hereby certifies that the signature appearing on this document: CERTIFICATE OF THE PROVINCIAL DEPARTMENT OF LEGAL PERSONS and that states MARIANA LETIERI is similar to the one appearing in its records.

Document Holder: MOLINO CAÑUELAS S.A.C.I.F.I.A.

Order No.: 139162/2011

Fee: 7.9.5

Amount: 0

Date: 07/25/2011

[illegible signature and stamp:] MARTA SUSANA LIOY. Unit of Coordination of Legalizations. Ministry of Foreign Relations, International Trade and Worship.

[stamp:] AGREEMENT BETWEEN ARGENTINA AND BRAZIL ON THE SIMPLIFICATION OF LEGALIZATIONS OF PUBLIC DOCUMENTS.

[barcode:] 2011139162

[barcode:] 80418FBDA2482F072DCC3807C83F5E69

[The following text appears along the left-hand margin of the original document:] ARGENTINE CHANCELLERY

[There are two partially-legible stamps on the left-hand margin of the original document.]

[illegible signature and stamp:] ALEJANDRO BERTOMEU. NOTARY. LIC. No. 4243

[stamp:] PROVINCIAL DEPARTMENT OF [illegible]

[illegible signature and stamp:] PABLO I. MENDEZ HUERGO. NOTARY. LIC. No. 2622

SAM 2000 (Accounting System)

Arba

Agencia de Recaudación B. A. (Public Revenue Agency of the Province of Buenos Aires)

Stamps

Assignment of shares and rights

BANCO DE LA PCIA. DE BUENOS AIRES

Branch: 2050. Terminal: 00000957

Date: 06/03/2008. Time: 11:31 a.m.

Cashier: 00031175. Trans.: 00069157

Online Transaction: 00000000

ID. Doc. No.: DNI (National ID) 1111

Type of Operation: 10

Date of Operation: 06/03/2008

Control No.: *543 — 018092

TOTAL TO BE PAID: 10.00

PAYMENT METHOD: Cash

THE FOREGOING RECEIPT IS THE ONLY VALID PROOF OF PAYMENT.

VERSION: [illegible]

[stamp:] PROVINCIAL DEPARTMENT OF LEGAL PERSONS. [emblem] Province of Buenos Aires

[The following sticker appears on the left-hand margin of the original document:] CECBA (Association of Notaries of the City of Buenos Aires). LAW 404. GCBA (Government of the city of Buenos Aires. LEGALIZATION. 131031 574585. [barcode] 10/31/2013. 11:48:55 a.m.

[There is a partially-legible stamp on the left-hand margin of the original document.]

REGISTER: 5826. FOLDER: 11978

ENTITY: MOLINO CAÑUELAS SOCIEDAD ANONIMA, COMERCIAL, INDUSTRIAL, FINANCIERA, INMOBILIARIA Y AGROPECUARIA

Registered Address: Street: CATAMARCA AND SALTA. No.: 0

Floor: [blank]. Apartment: [blank] Medium: [blank] P.C.: [blank]

District: CAÑUELAS - CAÑUELAS

BOOK: MINUTES OF SHAREHOLDERS’ MEETINGS No. 3 (THREE)

PAGES: ONE HUNDRED (100)

OBSERVATIONS: L.A. No. 2 D.P.J. 04/24/80 FS 200 UA 179.

DEPARTMENT OF BOOK SIGNATURES

LA PLATA, TUESDAY, JUNE 3, 2008

Operator: ABAGAGLI — Date: 06/05/2008

[stamp:] PROVINCIAL DEPARTMENT OF LEGAL PERSONS. [emblem] Province of Buenos Aires

[illegible signature and stamp:] ANDREA P. BAGAGLIO. Book Signatures.

[illegible signature and stamp:] Accountant GABRIELA CLAUDIA [illegible] Head of the Book Signatures Division.

Provincial Department of Legal Persons

[There is a partially-visible stamp on the back of the original document.]

MINUTES OF SPECIAL SHAREHOLDERS’ MEETING No. 76

In the city of Cañuelas, province of Buenos Aires, on October 11, 2013, at 10:00 a.m., a Special General Meeting was held of the Shareholders of MOLINO CAÑUELAS S.A.C.I.F.I.A. (the “Corporation”) a list of which is provided on page No. 96 of the Share Ledger and Shareholders’ Meeting Attendance Record Book No. 1, to consider the Agenda indicated in the meeting notice, which was provided to the shareholders in due time. The Chairman of the Board of Directors, Mr. Aldo Adriano Navilli stated that, since six (6) shareholders holding the 12,000,000 shares representing 100% of the capital were present, the Shareholders’ Meeting was declared validly constituted as a unanimous meeting under the terms of Section 237 of Law No. 19,550. The meeting attendees subsequently proceeded to consider the first item on the Agenda, which states: “1) Designation of two (2) Shareholders to sign the Shareholders’ Meeting Minutes.” Shareholder Mr. Adriano Carlos Navilli addressed those present and motioned for the minutes to be signed jointly with the Chairman by Mr. Ricardo Alberto Navilli and Carlos Adriano Navilli and this motion was unanimously approved. The second item on the Agenda was subsequently considered: “2) Consideration of the change in the corporate purpose. Amendment of Section three of the corporate bylaws.” The Chairman addressed those present and emphasized the convenience of changing the corporate purpose, with regard to financial activities, in order to adapt it to the Corporation’s needs. As a result, he proposed that such Section three of the bylaws be amended as follows: “SECTION THREE: The purpose of the Corporation is to perform the following operations, on its own or on behalf of or in association with third parties, in any part of the Republic or abroad: A) Commercial: the purchase and sale, export, import, representation, consignment of everything related to grains, cereals, fodder, oilseeds, seeds, flour, their by-products and derivatives. Receiving and granting concessions in relation to the abovementioned operations. B) Industrial: production and transformation of grains, fodder, seeds and oilseeds, their by-products and derivatives; manufacturing of all kinds of noodles and pasta and production of food byproducts of wheat, rye, corn and soybean cereals, flour and meal; investigation, development, production and preparation of liquid fuel, biofuel in any of its forms by the production and transformation of grains, cereals, fodder, oilseed, seeds and their byproducts, purchase, sale, marketing and resale, distribution, supply and provision of storage services for liquid fuel, bulk hydrocarbons and biofuels. C) Financial: The corporation may receive or provide financing, with the exclusion of the operations under the Financial Entities Law (Law 21,526). For such purpose, it may enter into contracts, within the country and abroad, with Banks or Institutions, official or otherwise, companies of any nature and individuals, acting on its own or through third parties in banking operations of any nature; issue debentures, establish, accept, transfer and cancel civil or commercial and agricultural pledges. It may guarantee and/or secure obligations of third parties, whether they be physical or legal persons, with the prior express approval of the Board of Directors. In addition, the company may participate in the establishment and/or organization of other corporations, by subscribing contributions, assignment, merger and any other legal method. D) Real Estate: By the purchase and sale, financing, establishment of encumbrances, operation, renting or leasing of personal property, including the operations included in the Ley de Propiedad Horizontal (Commonhold Property Law); purchase, subdivision, division, urbanization and purchase and sale of lands; and acting as representatives for sales and purchases, as well as the management and use of property. E) Agriculture and livestock farming: Operation of rural, livestock farming, agricultural, fruit farming and forestry establishments, owned by the corporation or third parties, and establishments for breeding, cattle weight growth during the winter, crossbreeding, sale, crossbreeding of cattle and ranching of any kind, farming in cabins, farms, dairy farms, ranches, forests, vegetation and the purchase and sale, exchange, leasing, storage, consignment and any other kind of operations related to such goods or products. F) Transportation: Operation of transportation services for goods and loading by automobiles, on its own or for third parties, within the entire territory of the Republic and abroad. G) Construction: Construction, extension or repair of its own buildings or those of third parties and the performance of all kinds of engineering works. H) Port: Loading and unloading of goods from ships and barges, such as bulk liquids and solids, storage, receipt, stacking and shipping of primary and manufactured products of forest, animal and mineral origin. Natural and packaged fruit and vegetable products and manufactured industrial products, as well as goods packaged in big bag type packages, pallets, containers or other kinds of packaging, either from domestic or international freights; stacking with or without containers, slinging, regular and fiscal storage, for import and export; crane services; towing, pilotage, piloting and other supplementary services performed by port terminals, and all related activities for such purpose. I) Performance of any other activity not mentioned in the foregoing items, but that is related to them. For such purpose, the corporation has full legal capacity to acquire rights, assume obligations and perform actions that are not prohibited by law or these bylaws.” The proposal was voted on and unanimously approved. The following third item on the agenda was subsequently considered: “3) Authorization to conduct all of the procedures required to register the approved amendments with the Public Registry of Commerce.” Following a brief exchange of opinions, the meeting attendees decided to authorize Romina Quarantino, Verónica Taborda and María Andrea Hernández Rossi, to perform any actions and procedures required to achieve Administrative compliance and register these instruments related to the change in the corporate purpose with the Public Registry of Commerce with the broadest powers, including the power to accept and propose amendments to the texts involved and subscribe on behalf and in representation of the Corporation any required documents, amendments or clarifications and to file the appeals established by Section 169 of Law 19,550, if appropriate. There being no further business, the meeting was adjourned at 10:30 a.m., once these minutes were read and ratified.

[There are three illegible signatures and initials.]

[The following information appears on the upper margin of pages 1 and 3 of the original document:]

[illegible signature and stamp:] PABLO I. MENDEZ HUERGO. NOTARY. LIC. No. 2622

[illegible signature and stamp:] ALEJANDRO BERTOMEU. NOTARY. LIC. No. 4243

[stamp:] PROVINCIAL DEPARTMENT OF [illegible] [page number]

[There is a partially-visible stamp on all pages of the original document.]

[The following information appears on the back of the original document:]

[stamp:] PHOTOCOPY CERTIFIED ON NOTARIAL RECORD PAGE No. TO 14528922

[illegible signature and stamp:] ALEJANDRO BERTOMEU. NOTARY. LIC. No. 4243

[stamp:] Provincial Department of Legal Persons. Corresponds to Registration Page No. 101122. La Plata. 02/07/2014.

[illegible signature and stamp:] PATRICIA LAURA BEAUCHE. Head of the Registration Division. Provincial Department of Legal Persons.

[There is an illegible stamp and two partially-visible stamps.]

ASSOCIATION OF NOTARIES. [logo] CITY OF BUENOS AIRES. FEDERAL CAPITAL. ARGENTINE REPUBLIC.

CERTIFICATION OF COPIES. LAW 404. [emblem]

T 014528922

[illegible signature and stamp:] PABLO I. MENDEZ HUERGO. NOTARY. LIC. No. 2622.

[stamp:] PROVINCIAL DEPARTMENT OF [illegible] [page number]

Buenos Aires, October 29, 2013

In my capacity as head notary of Registry No. 1951 of the Federal Capital, I hereby CERTIFY that the attached copy, issued on 3 (three) pages, which I have signed and stamped, is a TRUE COPY of its original, which I have before me, I attest.

Corresponds to Minutes of Shareholders’ Meeting No. 76 held on October 11, 2013, appearing on pages 11, 12 and 13 of the Minutes of Shareholders’ Meeting Book No. 3 of “MOLINO CAÑUELAS SOCIEDAD ANONIMA, COMERCIAL, INDUSTRIAL, FINANCIERA, INMOBILIARIA Y AGROPECUARIA,” signed in La Plata on June 3, 2008, Register No. 5826, Folder 11978. Be it certified.

[illegible signature and stamp:] ALEJANDRO BERTOMEU. NOTARY. LIC. No. 4243

[There is a partially-visible stamp on the left-hand margin of the original document.]

[There are two partially-visible stamps on the back of the original document.]

ASSOCIATION OF NOTARIES. [logo] CITY OF BUENOS AIRES. FEDERAL CAPITAL. ARGENTINE REPUBLIC.

LEGALIZATION. LAW 404. [emblem]

L 011753618

[illegible signature and stamp:] PABLO I. MENDEZ HUERGO. NOTARY. LIC. No. 2622.

[stamp and page number] PROVINCIAL DEPARTMENT [illegible]

THE ASSOCIATION OF NOTARIES of the city of Buenos Aires, Federal Capital of the Argentine Republic, by virtue of the powers granted by the applicable organic law, hereby LEGALIZES the signature and stamp of notary ALEJANDRO MIGUEL BERTOMEU appearing on the attached document, submitted on this date under number 131031574585/F. No judgment is issued by this legalization regarding the content and form of the document.

Buenos Aires, Thursday, October 31, 2013

[illegible signature and stamp:] NOTARY ROSANA FABIANA GIMENO. ASSOCIATION OF NOTARIES. BOARD MEMBER.

[stamp:] ASSOCIATION OF NOTARIES. [emblem] LEGALIZATION. CITY OF BUENOS AIRES. FEDERAL CAPITAL. ARGENTINE REPUBLIC.

[There is a partially-visible stamp on the left-hand margin and the back of the original document.]

[emblem]

PROVINCE OF BUENOS AIRES

MINISTRY OF JUSTICE AND SECURITY

Provincial Department of Legal Persons

La Plata

[illegible signature and stamp:] PABLO I. MENDEZ HUERGO. NOTARY. LIC. No. 2622.

[illegible stamp and page number]

LA PLATA, DEC. 30, [illegible]

FILE: 21,209 — 38723. FOLDER: 63/11978

NAME OF ENTITY: MOLINO CAÑUELAS SOCIEDAD ANONIMA, COMERCIAL, INDUSTRIAL, FINANCIERA, INMOBILIARIA Y AGROPECUARIA

REGISTERED ADDRESS: J. F. KENNEDY N° 160

DISTRICT: CAÑUELAS. DIVISION: CAÑUELAS

PAGES ON WHICH THE INSTRUMENTS TO BE REGISTERED APPEAR: 26/30 MINUTES OF SPECIAL GENERAL SHAREHOLDERS’ MEETING No. 76, held on 10/11/2013 CERTIFIED by notary ALEJANDRO M. BERTOMEU.

IN VIEW OF these proceedings, whereby the abovementioned entity requests the registration of the corporate resolution of AMENDMENT of the corporation. Considering the recommendations of the Department of Legalizations, with the respective legal and tax requirements having been met, and pursuant to the provisions of Sections 3 and 6 of Executive Order Law 8671/76 and its amendment under Executive Order Law 9118/78 C.T. Executive Order No. 8525/86;

THE PROVINCIAL DIRECTOR OF LEGAL PERSONS HEREBY RESOLVES AS FOLLOWS:

SECTION 1. The AMENDMENT of the corporation: “MOLINO CAÑUELAS SOCIEDAD ANONIMA, COMERCIAL, INDUSTRIAL, FINANCIERA, INMOBILIARIA Y AGROPECUARIA,” with registered address in the district of CAÑUELAS, the text of which has been recorded on the pages indicated in the header of this document, shall be REGISTERED in this registry.

SECTION 2: The instruments indicated in Section 1 of this resolution shall be SUBMITTED to the REGISTRY DEPARTMENT for acknowledgement.

SECTION 3: This resolution shall be recorded. It shall be SUBMITTED TO THE OFFICE OF INCOMING SUBMISSIONS. Notice shall be provided with the provision of a copy of this resolution. Be it filed.

D.P.P.J. (Provincial Department of Legal Persons) RESOLUTION No. 010384

[illegible signature and stamp:] MARIA MARTA ARGIBAY. Director of Mutual Associations. Provincial Department of Legal Persons

[There is an illegible stamp.]

[There is a partially-visible stamp on the left-hand margin of the original document.]

LA PLATA, APR.23, 2014

I HEREBY CERTIFY that the foregoing signature belonging to María Marta Argibay is authentic, as it is consistent with the one appearing in the respective Registry of this Department.

ADMINISTRATIVE TECHNICAL DIVISION

SECRETARY’S OFFICE AND NOTARIZATION DEPARTMENT

LEGALIZATIONS

[illegible signature and stamp:] PATRICIA NOSEDA. Authorized Signature. Resolution No. 1097/09

[stamp:] CABINET OFFICE. [emblem] PROVINCE OF BUENOS AIRES

[There is a partially-legible stamp on the right-hand margin.]

[stamp:] MINISTRY OF INTERIOR AND TRANSPORTATION. [emblem] ARGENTINE REPUBLIC. The Ministry of Interior and Transportation hereby certifies that the signature that appears on this document and states: Patricia Noseda is similar to the one that appears in our records. APR. 30, 2014. Buenos Aires.

[illegible signature and stamp:] JAZMIN C. ALBORNOZ. MINISTRY OF INTERIOR AND TRANSPORTATION

[illegible signature and stamp:] PABLO I. MENDEZ HUERGO. NOTARY. LIC. No. 2622

[illegible]

Registration Page No. 101122

File: EXP - 21209 — 38723 / 13 / 6

Folder: 11978

Register: 5826

Name of Entity: MOLINO CAÑUELAS SOCIEDAD ANONIMA, COMERCIAL, INDUSTRIAL, FINANCIERA, INMOBILIARIA Y AGROPECUARIA

Registered Address: J. F. KENNEDY. No.: 160

Floor: [blank]. Apartment: [blank] Medium: [blank] P.C.: [blank]

District: CAÑUELAS. Division: CAÑUELAS

Procedures:

26               COMMERCIAL AMENDMENT

Instruments:

AMENDMENT: MINUTES OF SPECIAL GENERAL SHAREHOLDERS’ MEETING No. 76 held on 10/11/2013, CERTIFIED BEFORE NOTARY ALEJANDRO M. BERTOMEU.

AMENDMENT OF SECT. 3 (CORPORATE PURPOSE)

Resolution of the DPPJ (Provincial Department of Legal Persons): 010384. Date: 12/30/2013

Registration Date: 02/07/2014

[illegible signature and stamp:] PATRICIA LAURA BEAUCHE. Head of the Registration Division. Provincial Department of Legal Persons.

[illegible stamp]

Signature and stamp of authority

[barcode]

Operator: JMARICH

Date: 02/07/2014

[watermark:] DPPJ

[The following information appears on the back of the original document:]

[stamp:] CABINET OFFICE. [emblem] PROVINCE OF BUENOS AIRES

[There is a partially-legible stamp on the right-hand margin.]

CABINET OFFICE. [emblem] Buenos Aires. THE PROVINCE

LA PLATA, MAR.25, 2014

I HEREBY CERTIFY that the foregoing signature belonging to PATRICIA LAURA BEAUCHE is authentic, as it is consistent with the one appearing in the respective Registry of this Department.

ADMINISTRATIVE TECHNICAL DIVISION

SECRETARY’S OFFICE AND NOTARIZATION DEPARTMENT

LEGALIZATIONS

[illegible signature and stamp:] PABLO ALBARRACÍN. Authorized Signature. Resolution No. 1097/09

[There is a partially-legible signature on the left-hand margin of the original document.]

[illegible stamp.]

[stamp:] CABINET OFFICE. [emblem] PROVINCE OF BUENOS AIRES

[stamp:] MINISTRY OF INTERIOR. [emblem] ARGENTINE REPUBLIC. The Ministry of Interior and Transportation hereby certifies that the signature that appears on this document and states: PABLO ALBARRACÍN is similar to the one that appears in our records. APR. 30, 2014. Buenos Aires.

[illegible signature and stamp:] JAZMIN C. ALBORNOZ. MINISTRY OF INTERIOR AND TRANSPORTATION

[stamp:] Photocopies certified on notarial page T17653368. Buenos Aires, 9/13/2016

[illegible signature and stamp:] PABLO I. MENDEZ HUERGO. NOTARY. LIC. No. 2622

[There is a partially-legible signature on the back of the original document.]

ASSOCIATION OF NOTARIES. [logo] CITY OF BUENOS AIRES. FEDERAL CAPITAL. ARGENTINE REPUBLIC.

CERTIFICATION OF COPIES. LAW 404. [emblem]

T 017653368

Buenos Aires, September 13, 2016

In my capacity as head notary of Registry No. 105 of the Federal Capital, I hereby CERTIFY that the attached copy, issued on TWENTY-FIVE (25) pages, which I have signed and stamped, is a TRUE COPY of its original, which I have before me, I attest.

[illegible signature and stamp:] PABLO I. MENDEZ HUERGO. NOTARY. LIC. No. 2622.

[There is an illegible signature and a partially-legible stamp on the left-hand margin of the original document.]

ASSOCIATION OF NOTARIES. [logo] CITY OF BUENOS AIRES. FEDERAL CAPITAL. ARGENTINE REPUBLIC.

LEGALIZATION. LAW 404. [emblem]

L 013454903

[QR code]

20

THE ASSOCIATION OF NOTARIES of the city of Buenos Aires, Federal Capital of the Argentine Republic, by virtue of the powers granted by the applicable organic law, hereby LEGALIZES the signature and stamp of notary PABLO IGNACIO MENDEZ HUERGO appearing on the attached document, submitted on this date under number 160914404874/E. No judgment is issued by this legalization regarding the content and form of the document.

Buenos Aires, Wednesday, September 14, 2016

[illegible signature and stamp:] NOTARY BEATRIZ LEONOR BRAILOVSKY. ASSOCIATION OF NOTARIES. LEGALIZATIONS OFFICER

[stamp:] ASSOCIATION OF NOTARIES. [emblem] LEGALIZATION. CITY OF BUENOS AIRES. FEDERAL CAPITAL. ARGENTINE REPUBLIC.

[There is a logo on the left-hand margin of the original document:] FEDERAL COUNCIL OF ARGENTINE NOTARIES

[There is a QR code on the left-hand margin of the original document.]

SAM 2000 (Accounting System)

Arba

Agencia de Recaudación B. A. (Public Revenue Agency of the Province of Buenos Aires)

Stamps

Assignment of shares and rights

BANCO DE LA PCIA. DE BUENOS AIRES

Branch: 2050. Terminal: 00000957

Date: 06/03/2008. Time: 11:31 a.m.

Cashier: 00031175. Trans.: 00069157

Online Transaction: 00000000

ID. Doc. No.: DNI (National ID) 1111

Type of Operation: 10

Date of Operation: 06/03/2008

Control No.: *543 — 018092

TOTAL TO BE PAID: 10.00

PAYMENT METHOD: Cash

THE FOREGOING RECEIPT IS THE ONLY VALID PROOF OF PAYMENT.

VERSION: [illegible]

[stamp:] PROVINCIAL DEPARTMENT OF LEGAL PERSONS. [emblem] Province of Buenos Aires

REGISTER: 5826. FOLDER: 11978

ENTITY: MOLINO CAÑUELAS SOCIEDAD ANONIMA, COMERCIAL, INDUSTRIAL, FINANCIERA, INMOBILIARIA Y AGROPECUARIA

Registered Address: Street: CATAMARCA AND SALTA. No.: 0

Floor: [blank]. Apartment: [blank] Medium: [blank] P.C.: [blank]

District: CAÑUELAS - CAÑUELAS

BOOK: MINUTES OF SHAREHOLDERS’ MEETINGS No. 3 (THREE)

PAGES: ONE HUNDRED (100)

OBSERVATIONS: L.A. No. 2 D.P.J. 04/24/80 FS 200 UA 179.

DEPARTMENT OF BOOK SIGNATURES

LA PLATA, TUESDAY, JUNE 3, 2008

Operator: ABAGAGLI — Date: 06/05/2008

[stamp:] PROVINCIAL DEPARTMENT OF LEGAL PERSONS. [emblem] Province of Buenos Aires

[illegible signature and stamp:] ANDREA P. BAGAGLIO. Book Signatures.

[illegible signature and stamp:] Accountant GABRIELA CLAUDIA [illegible] Head of the Book Signatures Division.

Provincial Department of Legal Persons

MINUTES OF REGULAR AND SPECIAL GENERAL SHAREHOLDERS’ MEETING No. 86

In the city of Cañuelas, province of Buenos Aires, on February 14, 2017, at 10:00 a.m., a Regular and Special General Meeting was held of the Shareholders of MOLINO CAÑUELAS S.A.C.I.F.I.A. a list of which is provided on page No. 8 of the Share Ledger and Shareholders’ Meeting Attendance Record Book No. 2, to consider the Agenda indicated in the meeting notice, which was provided to the shareholders in due time. The Chairman of the Board of Directors, Mr. Aldo Adriano Navilli stated that, since five (6) shareholders holding the 12,000,000 shares representing 100% of the capital were present, the Shareholders’ Meeting was declared validly constituted as a unanimous meeting under the terms of Section 237 of Law No. 19,550. The meeting attendees subsequently proceeded to consider the first item on the Agenda, which states: “1) Designation of two (2) Shareholders to sign the Shareholders’ Meeting Minutes.” Shareholder Adriana Elba Navilli addressed those present and motioned for the minutes to be signed jointly with the Chairman by Mr. Ricardo Alberto Navilli and Carlos Adriano Navilli and this motion was unanimously approved. The second item on the Agenda was subsequently considered: “2) Consideration of the increase in corporate stock from an amount of $12,000,000 to an amount of $15,000,000 by capitalization of part of the unappropriated earnings.” The Chairman informed those present that according to the accounting statements for the fiscal year ended on November 30, 2015, transcribed on page 633 of the Corporation’s Inventories and Balance Sheets Book No. 7, and as resolved by Regular General Shareholders’ Meeting No. 84, dated February 24, 2016, there is a positive balance in the “Unappropriated earnings” account of an amount of $403,529,792 (four hundred and three million, five hundred and twenty-nine thousand, seven hundred and ninety-two pesos). The Chairman proposed a capitalization of the positive balance of the “Unappropriated earnings” account for an amount of $3,000,000 (three million pesos). Having heard the proposal and following a brief exchange of opinions on the matter, the Shareholders’ Meeting unanimously resolved the following: (i) to capitalize the positive balance of the “Unappropriated earnings”

account for an amount of $3,000,000 (three million pesos), increasing the capital stock from an amount of $12,000,000 (twelve million pesos) to an amount of $15,000,000 (fifteen million pesos) by the issue of 3,000,000 (three million) non-transferable, registered common shares, of a nominal value of $1 each, with the right to one (1) vote per share, which shall be subscribed by the shareholders in proportion to their current shareholdings, so that: (a) shareholder Aldo Adriano Navilli shall subscribe an amount of 750,000 (seven hundred and fifty thousand) shares equal to 25% of the increase; (b) shareholder Carlos Adriano Navilli shall subscribe an amount of 750,000 (seven hundred and fifty thousand) shares equal to 25% of the increase; (c) shareholder Ricardo Alberto Navilli shall subscribe an amount of 750,000 (seven hundred and fifty thousand) shares equal to 25% of the increase; (d) shareholder Adriana Elba Navilli shall subscribe an amount of 600,000 (six hundred thousand) shares equal to 20% of the increase; and (e) shareholder Marcos Anibal Villemur shall subscribe an amount of 150,000 (one hundred and fifty thousand) shares equal to 5% of the increase. The amendment of Section Four of the Corporate Bylaws, the cancellation and issue of share certificates representing the increase and their respective entry in the Corporation’s Share Ledger shall be jointly discussed under the third item on the Agenda. The meeting attendees subsequently discussed the third item on the Agenda: “3) Consideration of the amendment of the corporate purpose and the nominal value of the shares. Amendment of Sections Three and Four of the Corporate Bylaws.” The Chairman addressed those present and emphasized the convenience of changing the corporate purpose, in order to adapt it to the new possibilities open to the Corporation. As a result, he proposed that such Section three of the bylaws be amended as follows: “SECTION THREE: The purpose of the Corporation is to perform the following operations, on its own or on behalf of or in association with third parties, in any part of the Republic or abroad: A) Industrial: production, retail subdivision, transformation and packaging of all kinds of food for human and animal consumption derived from the million of cereals and oilseeds and/or wheat flour and/or any other raw material that is suitable for human and animal consumption, either of national or foreign origin. Investigation, development, production and preparation of liquid fuel, biofuel in any of its forms by the production and transformation of cereals, oilseed and their byproducts, production and retail subdivision in its own plant or by outsourcing agreements of agricultural and livestock farming inputs, such as herbicides, agrochemicals, fertilizers, adjuvant agents, biological products and other similar products. Design, development, manufacturing and industrialization of all kinds of packaging and packaging materials, as well as printing in general, including screen printing, flexography, offset, gravure and any other kind of printing. B) Commercial: the purchase and sale, exchange, export, import, representation, consignment, swapping of everything related to grains, cereals, fodder, oilseeds, seeds, flour, their by-products and derivatives, food industry inputs and food products. Purchase and sale, exchange, export, import, distribution, marketing, resale and consignment of baked products, breads, pastries and frozen products. Perform swapping operations with cereals, oilseed and/or fertilizers, Act as an authorized storage company for the abovementioned products and other fruits and agricultural products. Receive and grant concessions related to the abovementioned operations. Purchase, sale, exchange, marketing and/or resale, distribution, supply and/or provision of storage services for liquid fuels, bulk hydrocarbons, herbicides, agrochemicals, fertilizers, adjuvant agents, biological products and biofuels; purchase and sale, exchange, export, import, leasing, marketing and establishment of pledges of automobiles, motor vehicles and trucks of any kind. Purchase, sale, exchange, import and/or export of agricultural and industrial machinery, spare parts, inputs, supplements and accessories related to agricultural and livestock farming activities and marketing of any other good, whether or not it may be registered, consumable or non-perishable. Granting of franchises. C) Agriculture and livestock farming: Operation of rural, livestock farming, poultry farming, agricultural, fruit farming and forestry establishments, owned by the corporation or third parties, and establishments for breeding, cattle weight growth during the winter, crossbreeding, sale, crossbreeding of cattle and ranching of any kind, farming in cabins, farms, dairy farms, ranches, forests, vegetation and the purchase and sale, import, export, exchange, leasing, storage, consignment and any other kind of operations related to food industry goods, its products, byproducts and accessories. D) Financial: The corporation may receive or provide financing, with the exclusion of the operations under the Financial Entities Law (Law 21,526). For such purpose, it may enter into contracts, within the country and abroad, with Banks or Institutions, official or otherwise, companies of any nature and individuals, acting on its own or through third parties in banking operations of any nature; issue debentures, establish, accept, transfer and cancel civil or commercial and agricultural pledges. It may guarantee and/or secure obligations of third parties, whether they be physical or legal persons, with the prior express approval of the Board of Directors. The company may participate in the establishment and/or organization of other corporations, by subscribing contributions, assignment, merger and any other legal method. In addition, it may establish Mutual Guarantee Associations and/or become part of them as sponsoring partners, pursuant to applicable law. E) Real Estate: Purchase and sale, exchange, financing, establishment of encumbrances, operation, renting or leasing of personal and real property, including operations related to Commonhold Property; purchase, subdivision, division, urbanization and purchase and sale, consignment of lands, ranches, fields, plots, real estate, and acting as representatives for sales and purchases, as well as the management and use of company property and/or third-party property; development of industrial parks on company land and on land owned by third parties, for which purpose authorized professionals shall be hired. F) Transportation: Operation of transportation services for goods related to the corporate purpose, on its own or on behalf of third parties, with its own means or leased resources, by land, rail, river, air or sea, within the entire territory of the Republic and abroad. G) Construction: Performance of projects, management, construction, extension, repair and performance of all kinds engineering and architectural works, including, but not limited to, hydraulic, mechanical, sanitary and electrical works in its own buildings or in third-party building, open and/or closed neighborhoods, country houses, rural clubs, roads, paving, urbanization, residential complexes, pursuant to applicable law and, if appropriate, by hiring authorized professionals. H) Insurance: Insurance contract brokerage pursuant to applicable law, even as a proxy. I) Port/Land/Air: Loading and unloading of goods, such as bulk liquids and solids, storage, warehousing, receipt, stacking and shipping of primary and manufactured products of forest, animal and mineral origin. Natural and packaged fruit and vegetable products and manufactured industrial products, as well as goods packaged in big bag type packages, pallets, containers or other kinds of packaging, either from domestic or international freights; stacking with or without containers, slinging, regular and fiscal storage, for import and export; crane services; towing, pilotage, piloting and other supplementary services performed in any part of the country or abroad, and all related activities for such purpose. J) Provision of brokerage services of any kind or for any purpose, performance of procedures, granting and receipt of mandates and/or representations by virtue of the abovementioned activities. K) Performance of any other activity not mentioned in the foregoing items, but that is related to them. For such purpose, the corporation has full legal capacity to acquire rights, assume obligations and perform actions that are not prohibited by law or these bylaws.” The proposal was voted on and unanimously approved. The Chairman thereafter stated that to improve the administrative organization, it would be convenient to modify the nominal value of the shares from an amount of $1 to an amount of $0.10, with the corresponding amendment of Section Four of the Corporate Bylaws, which shall also include the capital increase resolved under the second item of the agenda, and shall state the following: “Section Four: The Capital Stock is FIFTEEN MILLION PESOS, represented by 150,000,000 non-transferable, registered common shares, of a nominal value of $0.10 each, with the right to one vote per share. The capital may be increased by decision of the Regular Shareholders Meeting up to five times its amount and such Meeting may delegate the issue, method and terms of payment to the respective Board of Directors.” This motion was unanimously approved. As a result of the capital increase resolved on discussing the second item on the Agenda, as well as the change in the nominal value of the Corporation’s shares and the increase in the number of shares issued as established in the new text of Section Four of the Corporate Bylaws, the shareholders also resolved the following, by unanimous consent: (i) to cancel all outstanding securities; (ii) to issue a new No. 1 share certificate representing 37,500,000 (thirty-seven million, five hundred thousand) non-transferable, registered common shares, of a nominal value of $0.10 and with the right to one vote per share in favor of Mr. Aldo Adriano Navilli; (iii) to issue a new No. 2 share certificate representing 37,500,000 (thirty-seven million, five hundred thousand) non-transferable, registered common shares, of a nominal value of $0.10 and with the right to one vote per share in favor of Mr. Ricardo Alberto Navilli; (iv) to issue a new No. 3 share certificate representing 37,500,000 (thirty-seven million, five hundred thousand) non-transferable, registered common shares, of a nominal value of $0.10 and with the right to one vote per share in favor of Mr. Carlos Adriano Navilli; (v) to issue a new No. 4 share certificate representing 30,000,000 (thirty million) non-transferable, registered common shares, of a nominal value of $0.10 and with the right to one vote per share in favor of Ms. Adriana Elba Navilli; (vi) to issue a new No. 5 share certificate representing 7,500,000 (seven million, five hundred thousand) non-transferable, registered common shares, of a nominal value of $0.10 and with the right to one vote per share in favor of Mr. Marcos Aníbal Villemur; and lastly, (vii) make the respective entries into the Corporation’s Shareholders’ Registry Book. All of the shareholders were present and signed below to confirm receipt of their respective share certificates. The following fourth item on the Agenda was subsequently considered: “4) Authorization to conduct all of the procedures required to register the approved amendments.” Following a brief exchange of opinions, the meeting attendees decided to authorize Romina Soledad Quarantino, Hortensia Carracedo, Lucas Schaab and Nicolás Alejandro Gandolfo, to perform any actions and procedures required to achieve Administrative compliance and register these instruments related to the change in the Corporate Bylaws with the Provincial Department of Legal Persons with the broadest powers, including the power to accept and propose amendments to the texts involved and subscribe on behalf and in representation of the Corporation any required documents, amendments or clarifications. There being no further business, the meeting was adjourned at 10:45 a.m., once these minutes were read and ratified.

[There are three illegible signatures and initials.]

I DO HEREBY CERTIFY THAT THE FOREGOING IS, TO THE BEST OF MY KNOWLEDGE, A TRUE AND ACCURATE TRANSLATION INTO ENGLISH (26 PAGES) OF THE DOCUMENT WRITTEN IN SPANISH ATTACHED HERETO AND TO WHICH I REFER. IN WITNESS THEREOF I SIGN AND SEAL THIS DOCUMENT IN THE CITY OF BUENOS AIRES, ARGENTINA, ON THE 5th DAY OF THE MONTH OF MAY OF 2017.

POR EL PRESENTE CERTIFICO Y DOY FE QUE LA QUE ANTECEDE ES A MI MEJOR SABER Y ENTENDER, UNA TRADUCCIÓN FIEL AL INGLÉS (26 PÁGINAS) DEL DOCUMENTO ADJUNTO REDACTADO EN ESPAÑOL, QUE HE TENIDO A LA VISTA Y AL CUAL ME REMITO. Y PARA QUE CONSTE, FIRMO Y SELLO EN LA CIUDAD AUTÓNOMA DE BUENOS AIRES, ARGENTINA, A LOS 5 DÍAS DEL MES DE MAYO DE 2017.